SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2003

CareScience, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-30859 (Commission File Number)	23-2703715 (I.R.S. Employer Identification No.)
3600 Market Street, 7th Floor, Philadelphia, PA 19104 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (215) 387-9401

(Former Name)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits. The following exhibits are filed with this Report:

Exhibit No.	Description
99.1	Press Release, dated May 1, 2003, issued by the Company.

Item 12.    Results of Operations and Financial Information

        On May 1, 2003, CareScience, Inc., a Pennsylvania corporation (the "Company"), issued a press release announcing the Company's financial results for the fiscal quarter ended March 31, 2003. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

CARESCIENCE, INC. (Registrant)

	By:	/s/ RONALD A. PAULUS Ronald A. Paulus President

Dated: May 1, 2003

CARESCIENCE, INC.

Current Report on Form 8-K

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated May 1, 2003, issued by the Company.